Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

19.   Income Taxes

For U.S. federal income tax purposes, we elected to be treated as a REIT under the Code. To qualify as a REIT, we must meet certain organizational and operational stipulations, including a requirement that we distribute at least 90% of our REIT taxable income, excluding net capital gains, to our stockholders. We currently intend to adhere to these requirements and maintain our REIT status. If we fail to qualify as a REIT in any taxable year, we will be subject to U.S. federal income taxes at regular corporate rates (including any applicable alternative minimum tax prior to December 31, 2017) and may not qualify as a REIT for four years that are subsequently taxable. Even if we qualify for taxation as a REIT, we may be subject to certain state and local taxes as well as to federal income and excise taxes on our undistributed taxable income.

At December 31, 2019, all of our 117 hotel properties were leased or owned by Ashford TRS (our taxable REIT subsidiaries). Ashford TRS recognized net book income of $7.3 million, $21.1 million and $4.2 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The following table reconciles the income tax expense at statutory rates to the actual income tax (expense) benefit recorded (in thousands):

	Year Ended December 31,
	2019	2018	2017
Income tax (expense) benefit at federal statutory income tax rate of 21% in 2019 and 2018 and 35% in 2017	$(1,539)	$(4,435)	$(1,478)
State income tax (expense) benefit, net of U.S. federal income tax benefit	(475)	(698)	160
Permanent differences	(310)	(128)	(338)
Revaluation of deferred tax assets and liabilities related to the 2017 Tax Act(1)	—	—	(5,242)
Provision to return adjustment entirely offset by change in valuation allowance	(325)	(230)	957
Gross receipts and margin taxes	(923)	(950)	(913)
Interest and penalties	32	(11)	(49)
Valuation allowance	2,322	3,670	9,121
Total income tax (expense) benefit	$(1,218)	$(2,782)	$2,218
(1)	Partially offset within change in valuation allowance.

The components of income tax (expense) benefit are as follows (in thousands):

	Year Ended December 31,
	2019	2018	2017
Current:
Federal	$(48)	$(1,195)	$5,264
State	(1,329)	(1,452)	(722)
Total current income tax (expense) benefit	(1,377)	(2,647)	4,542
Deferred:
Federal	126	(39)	(2,192)
State	33	(96)	(132)
Total deferred income tax (expense) benefit	159	(135)	(2,324)
Total income tax (expense) benefit	$(1,218)	$(2,782)	$2,218

For the years ended December 31, 2019, 2018 and 2017 income tax expense includes interest and penalties paid to taxing authorities of $56,000, $11,000 and $49,000, respectively. Additionally, in 2019 we received interest income of $88,000 included in income tax expense. At December 31, 2019 and 2018, we determined that there were no amounts to accrue for interest and penalties due to taxing authorities.

At December 31, 2019 and 2018, our deferred tax asset (liability) and related valuation allowance consisted of the following (in thousands):

	December 31,
	2019	2018
Allowance for doubtful accounts	$150	$114
Unearned income	2,525	1,801
Federal and state net operating losses	2,458	2,342
Capital loss carryforward	5,436	—
Accrued expenses	1,723	1,710
Prepaid expenses	(4,823)	(4,848)
Tax property basis less than book basis	(3,355)	(1,840)
Tax derivatives basis greater than book basis	2,281	1,612
Investment in Ashford, Inc.	—	7,197
Other	194	664
Deferred tax asset (liability)	6,589	8,752
Valuation allowance	(7,712)	(10,034)
Net deferred tax asset (liability)	$(1,123)	$(1,282)

At December 31, 2019, we had net operating loss carryforwards for U.S. federal income tax purposes of $11.7 million, which begin to expire in 2020. The majority of the $11.7 million net operating loss carryforwards are attributable to acquired subsidiaries and subject to substantial limitation on their use. At December 31, 2019, Ashford Hospitality Trust, Inc., our REIT, had net operating loss carryforwards for U.S. federal income tax purposes of $562.0 million, based on the latest filed tax return, which begin to expire in 2024, and are available to offset future taxable income, if any, through 2037.

At December 31, 2019 and 2018, we maintained a valuation allowance of $7.7 million and $10.0 million, respectively. At December 31, 2019 and 2018, we have reserved certain deferred tax assets of our TRS entities as we believe it is more likely than not that these deferred tax assets will not be realized. We considered all available evidence, both positive and negative. We concluded that the objectively verifiable negative evidence of a history of consolidated losses and the limitations imposed by the Code on the utilization of net operating losses of acquired subsidiaries outweigh the positive evidence. We believe this treatment is appropriate considering the nature of the intercompany transactions and leases between the REIT and its subsidiaries and that the current level of taxable income at the TRS is primarily attributable to our current transfer pricing arrangements. The transfer pricing arrangements are renewed upon expiration. A significant number of leases were renewed in 2017 and 2018. The intercompany rents are determined in accordance with the arms’ length transfer pricing standard, taking into account the cost of ownership to the REIT among other factors. We do not recognize deferred tax assets and a valuation allowance for the REIT since the REIT distributes its taxable income as dividends to stockholders, and in turn, the stockholders incur income taxes on those dividends.

The following table summarizes the changes in the valuation allowance (in thousands):

	Year Ended December 31,
	2019	2018	2017
Balance at beginning of year	$10,034	$6,232	$15,353
Additions	—	4,766	2,053
Deductions	(2,322)	(964)	(11,174)
Balance at end of year	$7,712	$10,034	$6,232

On December 22, 2017, President Trump signed the Tax Cuts and Jobs Act (“Tax Reform”) into legislation. Under ASC 740, the effects of changes in tax rates and laws are recognized in the period in which the new legislation is enacted. In the case of U.S. federal income taxes, the enactment date is the date the bill becomes law (i.e., upon presidential signature). With respect to this legislation, in December of 2017 we recorded a one-time tax benefit of approximately $1.1 million, due to a re-measurement of deferred tax assets and liabilities resulting from the decrease in the corporate U.S. federal income tax rate from 35% to 21% as well as the refund of existing credits against Alternative Minimum Tax. Additionally on December 22, 2017, the SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”) to address the application of U.S. GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Reform Act. The Company recognized the estimated tax impacts related to the revaluation of deferred tax assets and liabilities as well as tax refunds and included these amounts in its consolidated financial statements for the year ended December 31, 2017. We finalized our accounting for Tax Reform as of December 31, 2018 with no material adjustments.